AMENDMENT TO LOAN AGREEMENT

THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of June __, 2014 and amends that certain Term Loan Agreement dated May 29, 2014, and any addenda thereto (the "Loan Agreement"), between Art's-Way Manufacturing Co., Inc., a Delaware corporation (the "Borrower"), as Borrower therein, and U.S. Bank National Association ("Lender"), as Bank therein. Capitalized terms used herein without definition are defined in the Loan Agreement.

RECITALS

WHEREAS, the Borrower is, contemporaneous with the execution of this Amendment, executing and delivering to Lender, among other things, a Term Note in the original principal sum of one million dollars and 00/100 ($1,000,000.00) (the "Note") related to additional financing being obtained by the Borrower from Lender for business purposes; and

WHEREAS, the Borrower and Lender desire to, as part of the consideration for the execution and delivery of the Note, amend the Loan Agreement to modify a definition contained therein.

NOW, THEREFORE, in consideration of the above and the mutual covenants contained herein, and reliance on the same, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. INCORPORATION OF RECITALS. The foregoing Recitals are incorporated herein and made a part of this Amendment as if fully set forth verbatim. The Recitals and exhibits attached hereto, if any, are a substantive, contractual part of this Amendment.

2. DEFINED TERM AMENDMENT. The definition of the term "Fixed Charge Coverage Ratio" as contained in Section 2.15 of the Loan Agreement shall be removed and replaced with the following language:

> **"Fixed Charge Coverage Ratio"** shall mean (a) EBITDAR plus non cash expenses minus cash taxes, cash dividends, cash distributions and Maintenance Capital Expenditures divided by (b) the sum of all required principal payments (on short and long term debt and capital leases), interest and rental or lease expenses.

3. CONSENT BY GUARANTORS. The undersigned guarantors hereby consent to the amendment to the Loan Agreement as contemplated herein.

4. REMAINING PROVISIONS UNAFFECTED. Except as modified by this Amendment, the Loan Agreement shall remain in full force and effect.

5. SEVERABILITY. Should any portion of this Amendment be declared invalid and unenforceable, then such portion shall be deemed to be severed from this Amendment and will not affect the remainder thereof.

6. <u>Choice of Law</u>. This Amendment shall be governed by and construed in accordance with the law of the State of Iowa without giving effect to choice of law rules.

7. <u>Counterparts</u>. This Amendment may be executed in any number of counterparts each of which is deemed an original. A facsimile or other electronic signature to this Amendment shall be deemed an original signature hereunder.

THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AMENDMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AMENDMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE PARTIES HERETO MAY CHANGE THE TERMS OF THIS AMENDMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

U.S. BANK NATIONAL ASSOCIATION, Lender

By: [signature]

Doug Rassler, Market President

NAME TITLE

(ADDITIONAL SIGNATURE PAGE FOLLOWS)

SIGNATURE PAGE OF
AMENDMENT TO LOAN AGREEMENT

ART'S-WAY MANUFACTURING CO., INC., Borrower

By:
Name: CARRIE MAJESKI
Title: CEO

UNIVERSAL HARVESTER BY ART'S-WAY, INC., Guarantor

By:
Name: CARRIE MAJESKI
Title: CEO

ART'S-WAY SCIENTIFIC, INC., Guarantor

By:
Name: CARRIE MAJESKI
Title: CEO

ART'S-WAY VESSELS, INC., Guarantor

By:
Name: CARRIE MAJESKI
Title: CEO

OHIO METAL WORKING PRODUCTS/ART'S-WAY, INC., Guarantor

By:
Name: CARRIE MAJESKI
Title: CEO